UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2023

Viad Corp

(Exact name of registrant as specified in its charter)

Delaware	001-11015	36-1169950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 East 1st Avenue Scottsdale, Arizona		85251-4304
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (602) 207-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.50 Par Value	VVI	New York Stock Exchange
Preferred Stock Purchase Rights	__	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) On May 24, 2023, the annual meeting of shareholders (the “2023 Annual Meeting”) of Viad Corp (the “Company”) was convened. At the close of business on the record date for the 2023 Annual Meeting, there were 27,482,804 votes outstanding (including shares of 5.5% Series A Convertible Preferred Stock (the “Preferred Stock”) on an as-converted basis). A total of 25,598,472 votes (on an as-converted basis), or 93.1% of outstanding shares of the Company’s common stock (on an as-converted basis), were represented in person or by proxy at the 2023 Annual Meeting.

(b) The following proposals are described in detail in the Proxy Statement. The final voting results for each of the matters submitted to a shareholder vote at the 2023 Annual Meeting are as follows:

Proposal One: Election of Directors. The Company’s shareholders reelected all director nominees in an uncontested election, based on the following voting results:

Nominee	For	Against	Abstain	Broker Non-Votes
Edward E. Mace	22,915,390	1,551,263	6,227	1,125,592

Joshua E. Schechter	22,918,549	1,550,694	3,637	1,125,592

Proposal Two: Ratification of the Company’s Independent Registered Public Accounting Firm for 2023. The Company’s shareholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year, based on the following voting results:

For	Against	Abstain
25,232,141	362,256	4,075

Proposal Three: Advisory Approval of Named Executive Officer Compensation. The Company’s shareholders approved, on an advisory basis, the Company’s named executive officer compensation, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
17,530,402	6,863,902	78,576	1,125,592

Proposal Four: Advisory vote on the frequency of holding future advisory votes on compensation of named executive officers. The Company’s shareholders recommended on an advisory basis that the Company conduct future advisory votes on the Company’s named executive officer compensation every year, based on the following voting results:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
24,039,668	4,834	418,416	9,962	1,125,592

In line with this recommendation by the Company’s shareholders, the Company’s Board of Directors (the “Board”) has decided that it will include an advisory shareholder vote on the Company’s named executive officer compensation in its proxy materials every year until the next required advisory vote on the frequency of shareholder votes on named executive officer compensation or until the Board otherwise determines that a different frequency for such advisory votes is in the best interest of shareholders. The Company is required to hold votes on such frequency every six years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viad Corp
(Registrant)

Date: May 26, 2023	By:	/s/ Derek P. Linde
Derek P. Linde
	Title:	Chief Operating Officer, General Counsel & Corporate Secretary